EXHIBIT 24.1

                                POWER OF ATTORNEY
          (Precision Castparts Corp. 1998 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK, STEVEN C. RIEDEL AND WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 5, 1997


WILLIAM D. LARSSON
-----------------------------------
William D. Larsson

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
          (Precision Castparts Corp. 1998 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK, STEVEN C. RIEDEL AND WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 5, 1997


WILLIAM C. McCORMICK
-----------------------------------
William C. McCormick

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
          (Precision Castparts Corp. 1998 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK, STEVEN C. RIEDEL AND WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 5, 1997


STEVEN C. RIEDEL
-----------------------------------
Steven C. Riedel

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
          (Precision Castparts Corp. 1998 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK, STEVEN C. RIEDEL AND WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 5, 1997


PETER R. BRIDENBAUGH
-----------------------------------
Peter R. Bridenbaugh

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
          (Precision Castparts Corp. 1998 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK, STEVEN C. RIEDEL AND WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 5, 1997


DEAN T. DuCRAY
-----------------------------------
Dean T. DuCray

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
          (Precision Castparts Corp. 1998 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK, STEVEN C. RIEDEL AND WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 5, 1997


DON R. GRABER
-----------------------------------
Don R. Graber

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
          (Precision Castparts Corp. 1998 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK, STEVEN C. RIEDEL AND WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 5, 1997


ROY M. MARVIN
-----------------------------------
Roy M. Marvin

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
          (Precision Castparts Corp. 1998 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK, STEVEN C. RIEDEL AND WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 5, 1997


VERNON E. OECHSLE
-----------------------------------
Vernon E. Oechsle

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
          (Precision Castparts Corp. 1998 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM
C. MCCORMICK, STEVEN C. RIEDEL AND WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 5, 1997


STEVEN G. ROTHMEIER
-----------------------------------
Steven G. Rothmeier